UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Plan Investment Fund, Inc.
(Name of Registrant as Specified In Its Charter)

Plan Investment Fund, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PLAN INVESTMENT FUND, INC.

2 Mid America Plaza

Suite 200

Oakbrook Terrace, Illinois 60181

NOTICE OF ANNUAL MEETING OF

PARTICIPATION CERTIFICATE HOLDERS

TO BE HELD ON JUNE 14,2013

TO: The Participation Certificate holders of Plan Investment Fund, Inc.

The Annual Meeting of Participation Certificate holders of Plan Investment Fund, Inc. (the “Company”) will be held on June 14, 2013 at 8:30 a.m. CDT at BCS Financial Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, IL 60181

1)	To elect ten Trustees; each Trustee elected will hold office until the next annual meeting of Participation Certificate holders or until his or her successor is duly elected and qualified;

2)	To approve the selection of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2013;

3)	To transact such other business as may properly come before the meeting.

The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Participation Certificate holder is invited to attend the Annual Meeting of Participation Certificate holders in person. If a quorum is not present at the annual meeting, the Company reserves the right to adjourn the meeting.

Participation Certificate holders of record at the close of business on April 30, 2013 have the right to vote at the meeting.

Whether or not you expect to be present at the meeting, we urge you to complete, date, sign and return the enclosed proxy or proxies by May 24, 2013 in the enclosed envelope in order that the meeting may be held and a maximum number of Participation Certificates may be voted.

May 10, 2013

Joseph S. Castellon, Secretary

PLAN INVESTMENT FUND, INC.

2 Mid America Plaza

Suite 200

Oakbrook Terrace, Illinois 60181

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc. (the “Company” or the “Fund”) for use at the Annual Meeting of Participation Certificate holders to be held on June 14, 2013 at 8:30 a.m. CDT at BCS Financial Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, IL 60181 (such meeting, including any adjournment thereof, being referred to as the “Meeting”). The Company will bear all proxy solicitation costs. Any Participation Certificate (“PC”) holder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to PC holders on or about May 10, 2013.

The Company currently offers four portfolios - the Government/REPO Portfolio, the Money Market Portfolio, the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio. Only PC holders of record at the close of business on April 30, 2013, will be entitled to vote at the Meeting. On that date the following number of PCs of the Company were outstanding and entitled to be voted at the Meeting: 145,771,488.06 Government/REPO Portfolio PCs, 775,866,882.53 Money Market Portfolio PCs, 7,415,832.80 Ultrashort Duration Government Portfolio PCs and 9,746,275.96 Ultrashort Duration Bond Portfolio PCs. Cumulative voting is not permitted.

Each Government/REPO Portfolio and Money Market Portfolio PC holder of record on the record date shall be entitled to cast one vote for each such PC and a pro rata vote for each such fractional PC outstanding in its name as of the record date on each matter to be voted upon at the meeting. Each Ultrashort Duration Government Portfolio and Ultrashort Duration Bond Portfolio PC holder of record on the record date shall be entitled to cast 10 votes for each such PC and 10 pro rata votes for each such fractional PC outstanding in its name as of the record date on each matter to be voted upon at the meeting. The approval of a majority of the votes with respect to the issued and outstanding PCs affected by the matter to be voted upon shall be required for approval of such matter. The PC holders entitled to cast at least a majority of the votes with respect to the Company’s issued and outstanding PCs, present in person or by proxy, shall constitute a quorum at the Meeting. Abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Members of the Board of Trustees shall be elected by written ballots, each of which shall be signed by the PC holder or its proxy and specifying the number of PCs voted with respect to such election.

The Company’s Annual Report for its Government/REPO, Money Market, Ultrashort Duration Government and Ultrashort Duration Bond Portfolios, containing financial statements for the year ended December 31, 2012, has been mailed to PC holders of such Portfolios and is not to be regarded as proxy solicitation material. To receive a free copy of this report, call BCS Financial Services Corporation (800) 621-9215.

For directions to attend the meeting and vote in person, please contact us at (800) 621-9215.

If you do not expect to be present at the meeting and wish your PCs to be voted, please date and sign the enclosed proxy and return it as described below.

Separate distributions of proxy materials containing the applicable forms of proxies are being made to:

•

Holders of PCs of the Government/REPO Portfolio and the Money Market Portfolio, which proxies are to be returned to the Company by mail (return envelope enclosed) c/o BNY Mellon Asset Servicing US Investor Services, Attn: Zakiya Hill, 760 Moore Road, 19K-0102, King of Prussia, PA 19406.

•

Holders of PCs of the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio, which proxies are to be returned to the Company by e-mail c/o BCS Financial Services Corporation. Please use the following e-mail address: jcastellon@bcsf.com, with a copy to klacy@bcsf.com

Important Notice regarding the availability of Proxy Materials for the annual meeting to be held on June 14, 2013. This Proxy Statement is available at www.pif.com.

ELECTION OF TRUSTEES

Ten Trustees are to be elected at the Meeting. Each Trustee so elected will hold office until the next Annual Meeting of PC holders and until his successor is elected and qualified, or until his term as a Trustee is terminated as provided in the Company’s Bylaws. The person named as a proxy in the accompanying proxy has been designated by the Board of Trustees and, unless contrary instructions are given, intends to vote for the nominees named below. The nominees currently are Trustees of the Company.

The entire Board of Trustees consists of 11 persons, so the election of the nominees named herein will result in one vacancy. Of the Trustees elected at last year’s Annual Meeting, one has resigned and a nominee to fill that position has not been selected. The proxies cannot be voted for a greater number of persons than the nominees named herein. Under the bylaws of the Company, vacancies on the Board of Trustees may be filled by a vote of the majority of the Trustees then in office.

All PCs represented by valid proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxy will vote for the election of such substitute as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The election of Trustees must be approved by a majority vote of the outstanding PCs of the Company. The following table sets forth certain information about the nominees:

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/- Directorships Held by Trustee During Past Five Years
Dale E. Palka(1) 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181 Age 65	President and Chief Executive Officer Trustee	3 Years (3)	May 2009 to Present – Senior Vice President, BCS Financial Corporation; 2008 to May 2009 – Senior Vice President, BCS Financial Services Corporation	Four	None

(1)	Dale E. Palka may be deemed an “interested person” of the Fund as a result of his status as President and Chief Executive Officer of the Fund.
(2)	Term of office is one year.
(3)	Less than one year.

Disinterested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/- Directorships Held by Trustee During Past Five Years
Dorothy A. Coleman 165 Court Street Rochester, NY 14647 Age 50	Trustee	2 Years

September 2011 to Present – Executive

Vice President, Chief Financial Officer,

Excellus Blue Cross Blue Shield;

October 2009 to September 2011 –

Executive Vice President, Chief Financial

Officer, Blue Cross Blue Shield of Rhode

Island;

2008 to October 2009 Chief Operating

Officer Interim President-Public Sector

Line of Business, United Healthcare

				Four	None

David A. Cote 4101 Percival Road, AX –A31 Columbia, SC 29223 Age 42	Trustee	(2)	2008 to Present – Assistant Vice President and Assistant Treasurer, Blue Cross and Blue Shield of South Carolina	Four	None

Emil D. Duda 23 Westfall Drive Rochester, NY 14625 Age 61	Trustee Chairman	11 Years (2)	December 2011 to Present - Retired 2008 to December 2011 – Senior Executive Vice President and Chief Financial Officer, The Lifetime Healthcare Companies	Four	None

Robert J. Kolodgy 225 N. Michigan Ave Chicago, IL 60601 Age 55	Trustee	2 Years

February 2009 to Present - Senior Vice

President and Chief Financial Officer,

Blue Cross and Blue Shield Association;

2008 to February 2009 – Chief Operating

Officer, Chief Financial Officer and Chief

Strategy Officer, Paramount Healthcare

and ProMedica Health Systems

				Four	None

Alan Krigstein 1901 Market Street Philadelphia, PA 19103-1480 Age 61	Trustee	2 Years

April 2009 to Present - Executive Vice

President and Chief Financial Officer,

Independence Blue Cross;

2008 to March 2009 - Senior Vice

President and Chief Financial Officer,

AmeriHealth Mercy Family of

Companies

				Four	None

(1)	Term of office is one year.
(2)	Less than one year.

Disinterested Trustees cont.

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/- Directorships Held by Trustee During Past Five Years
Gerard T. Mallen 300 East Randolph Street 14th Floor Chicago, IL 60601 Age 58	Trustee	8 Years

December 2008 to Present – Treasurer

and Finance Division Senior Vice

President, Health Care Service

Corporation (HCSC) (Blue Cross and Blue

Shield of Illinois, Oklahoma, Texas and

New Mexico);

2008 to December 2008 – Vice President

Treasury Operations, Health Care

Service Corporation (HCSC) (Blue Cross

and Blue Shield of Illinois, Oklahoma,

Texas and New Mexico)

				Four	None

Vince P. Price 100 SW Market Street Portland, OR 97201 Age 50	Trustee	(2)	January 2009 to Present – Executive Vice President and Chief Financial Officer, Cambia Health Solutions, Inc.; 2008 to January 2009 – Price and Price Consulting, LLP (Managing and Strategy Consulting)	Four	None

Joseph F. Reichard, CCM 120 Fifth Avenue, Suite 911 Pittsburgh, PA 15222 Age 65	Trustee	15 Years	2008 to Present - Vice President, Treasury Services and Assistant Treasurer, Highmark, Inc. (Insurance Company)	Four	None

Cynthia M. Vice 450 Riverchase Parkway Birmingham, AL 35242 Age 53	Trustee	3 Years

April 2009 to Present -Senior Vice

President, Chief Financial Officer and

Treasurer, Blue Cross and Blue Shield of

Alabama;

2008 to April 2009 - Vice President,

Internal Audit and Information Security,

Blue Cross and Blue Shield of Alabama

				Four	None

(1)	Term of office is one year.
(2)	Less than one year.

The business and affairs of the Fund are managed under the direction of the Board of Trustees. At the present time, there are ten Trustees serving on the Board, including the Chairman of the Board. The Chairman presides at meetings of the Board of Trustees and at meetings of Participation Certificate holders. The Chairman, Emil Duda, is not the chief executive officer and not an “interested person” (as defined in the Investment Company Act) of the Fund. The Board exercises risk oversight of the Fund through receiving and reviewing compliance reports from, and making inquiries of, BCS Financial Services Corporation (“BCSFSC”) as administrator of the Fund, and BlackRock Advisors, LLC and Merganser Capital Management, Inc. as the Fund’s investment advisors. These reports are prepared monthly and provided to the Board on a periodic basis. The Board also exercises risk oversight by receiving and reviewing annual reports from the Fund’s Chief Compliance Officer and making inquiries of and having meetings with the Chief Compliance Officer.

The Board met four times during the Fund’s fiscal year ended December 31, 2012. During the fiscal year ended December 31, 2012, David A. Cote attended less than 75% of the aggregate number of meetings of the Board and the committees of the Board on which he served.

All of the Trustees, except for Mr. Duda, hold chief financial officer or similar senior financial management positions with members or licensees of the Blue Cross and Blue Shield Association (the “Association”) and certain related organizations, which are the only entities that are permitted to purchase Participation Certificates. Mr. Duda previously held such a senior financial management position. Three of the Trustees have served as Trustees of the Fund for more than five years.

Each of the Trustees has significant senior management experience overseeing investment activities for an insurance company or similar entity. This experience has led the Fund to conclude that these individuals are well qualified to serve as Trustees of the Fund, which focuses its investment activities on current income and stability of principal. While the current Trustees all have investment experience and skills and financial management skills, future Trustees may have additional or different experience and skills.

The Fund has concluded that the interests of the Fund and its Participation Certificate holders are served by having Trustees who have long-term experience as Trustees of the Fund, as well as highly experienced Trustees with shorter Fund tenures, who may bring new perspectives to management of the Fund. The Fund also has concluded that its leadership structure, in which all or most of the Trustees are or have been affiliated with investors or potential investors in the Fund, aligns the interests of the Trustees with the interests of such investors with respect to risk oversight of the Fund and other matters.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee in Family of Investment Companies

As of December 31, 2012, none of the Company’s Trustees or nominees had “beneficial ownership” (as such term is defined by Rule 16a-1(a) (2) under the Securities Exchange Act of 1934) of PCs in the Company or any registered investment companies overseen by the Trustees or nominees within the same family of investment companies as the Company.

Name of Trustee or Nominee	Name of Owners and Relationships To Trustee or Nominee	Company	Title of Class	Value of Securities	Percent of Class

As of December 31, 2012, none of the Company’s Trustees or nominees who are not interested persons of the Company or their immediate family members were record owners or “beneficial owners” (as such term is defined by Rule 13d-3 or Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of PCs of an investment advisor of the Company or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor of the Company.

As individuals, the Trustees cannot directly own PCs of the Company; however, all of the Trustee nominees (other than Mr. Duda) are officers or employees of corporations that are eligible to own PCs and may be deemed to exercise voting and investment power in that capacity. As of April 30, 2013 these Trustee nominees’ employers owned or controlled the following:

Trustee	Government/REPO Portfolio PCs	Money Market Portfolio PCs	Ultrashort Duration Government Portfolio PCs	Ultrashort Duration Bond Portfolio PCs
Dorothy A. Coleman	10,124.86	79,053.82	0.00	102,037.92
David A. Cote	2,000,274.70	72,245,904.54	5,415,831.80	4,532,223.26
Emil D. Duda	0.00	0.00	0.00	0.00
Robert J. Kolodgy	0.00	116,605,742.66	0.00	1,050,350.35
Alan Krigstein	988,718.68	810,918.51	0.00	31,271.55
Gerard T. Mallen	50,632,844.78	315,521,309.36	0.00	0.00
Dale E. Palka	237,299.90	2,248,711.08	1.00	504,606.03
Vince P. Price	34,525,516.27	0.00	0.00	0.00
Joseph F. Reichard	0.00	30,068,034.97	0.00	2,525,477.02
Cindy M. Vice	55,013,739.49	65,457,856.64	2,000,000.00	0.00

Compensation Information

The following table sets forth information concerning compensation paid to Trustees and Officers of the Fund for the fiscal year ended December 31, 2012.

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
John G. Foos	$800	—	—	$800
Emil Duda,
Chairman and Trustee	$650	—	—	$650

The Company pays Trustees who are not employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates $500 for each Trustee meeting physically attended by Trustees and $150 for meetings held by telephone. All Trustees and officers receive reimbursement for out-of-pocket expenses. Trustees employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates and officers of the Company are not paid for attending meetings. Officers of the Company receive no compensation from the Company for performing the duties of their offices.

BCSFSC has been retained to act as Administrator for the Company. BCSFSC’s address is 2 Mid America Plaza, Suite 200, Oakbrook Terrace, IL 60181. For the services provided and expenses assumed by BCSFSC as administrator, BCSFSC is entitled to receive a fee, computed daily and payable monthly, at a rate equal to .05% of each Portfolio’s average annual net assets.

For the fiscal year ended December 31, 2012, BCSFSC waived fees of $35,981, $95,250, $73,637 and $30,399 for the Government/REPO Portfolio, Money Market Portfolio, Ultrashort Duration Government Portfolio and Ultrashort Duration Bond Portfolio respectively. Under its agreement with the Fund BCSFSC as Administrator reimbursed expenses to the Fund of $8,880 for the Ultrashort Duration Bond Portfolio and $47,194 for the Ultrashort Duration Government Portfolio. Net of fee waivers and expense reimbursements BCSFSC was paid $28,505, $380,966 and $16,002 for the Government/REPO Portfolio, Money Market Portfolio, and Ultrashort Duration Bond Portfolio respectively. For the four months ending April 30, 2013, BCSFSC earned $5,984 after fee waivers as administrator for the Government/REPO Portfolio, earned $119,843 after fee waivers as administrator for the Money Market Portfolio, and earned $9,742 after fee waivers as administrator for the Ultrashort Duration Bond Portfolio. Under its agreement with the Fund, BCSFSC as Administrator reimbursed expenses to the Fund of $8,859 for the Ultrashort Duration Government Portfolio.

Committees of the Board of Trustees

The Board of Trustees has a standing Audit Committee and a standing Nominating Committee. The Board of Trustees does not have a standing Compensation Committee.

Audit Committee. The purpose of the Audit Committee is to assist the Board of Trustees in fulfilling its governance responsibilities by, among other things, inquiring:

•	whether management has maintained the reliability and integrity of Company policies and financial reporting and disclosure practices;

•	whether management has established and maintained processes to assure that an adequate system of internal control is functioning;

•	whether management has established and maintained processes to assure compliance by the Company with applicable laws and regulations;

•	about and evaluating the performance and qualifications of financial management and the independent auditors, and by encouraging and fostering open communication among management, the independent auditors and the Board of Trustees.

The Audit Committee is responsible for identifying the independent auditors for selection by the Board of Trustees to audit the Company’s financial statements, reviewing the auditor’s fees, reviewing and approving the scope of the audit and pre-approving certain audit and non-audit services to be provided to the Company, and in certain cases, non-audit services provided to the Company’s investment adviser and certain affiliated parties.

The members of the Audit Committee are Alan Krigstein, Gerard T. Mallen and Cynthia M. Vice. The Audit Committee met two times during the Company’s most recent fiscal year.

Nominating Committee. The purpose of the Company’s Nominating Committee is to gather information and make recommendations to the PC holders of nominees for election as Trustees of the Company and the Audit Committee. The Nominating Committee has a charter. The charter is set forth on the Company’s website http://www.pif.com.

The members of the Nominating Committee are David A. Cote, Robert J. Kolodgy and Joseph F. Reichard. None of the members of the Nominating Committee are “interested persons” of the Company, as defined in section 2(a) (19) of the Investment Company Act. The Nominating Committee met two times during the Company’s most recent fiscal year.

The Nominating Committee will consider PC holders’ recommendations of potential nominees for election as Trustees. Recommendations of potential nominees for election at the annual meeting of PC holders should be submitted in writing to the Company at its principal office. Recommendations of potential nominees for election at the annual meeting of PC holders to be held in 2013 must have been received by the Company by January 10, 2013.

While there are no specific, minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee recommended nominee, in the past the Nominating Committee recommended nominees generally have been current or former executives of PC holders.

In evaluating potential trustee nominees, including nominees recommended by Participation Certificate holders, the Nominating Committee considers such qualifications and skills as it deems relevant. The committee considers, among other things:

•	whether the candidate will qualify as a trustee who is not an “interested person” of the Company;

•	the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of the Company and its Participation Certificate holders;

•	the contribution that the candidate can make to the Board of Trustees by virtue of his or her education, business experience and financial expertise;

•	the interplay of the candidate’s skills and experience with the skills and experience of other Board members;

•	whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a trustee;

•	the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board of Trustees; and

•	familiarity with the Company and utilization of the Company by the nominees’ employer.

With respect to the re-nomination of incumbent Trustees, past service to the Board is also considered.

The Nominating Committee, acting through its members and with the assistance of officers of BCSFSC, its administrator, usually seeks nominees by making inquiries of PC holders. The Nominating Committee evaluates the qualifications of potential nominees, taking into consideration the factors set forth above, among others. The Nominating Committee will not evaluate nominees differently based on whether the nominee is recommended by a PC holder, but the Nominating Committee would be likely to recommend nominees who are associated with several different PC holders, rather than have several nominees who are associated with a single PC holder. The Nominating Committee has not taken diversity into consideration in identifying nominees for Trustees although it may determine to do so in the future.

The Company does not have a formal process for security holders to send communications to the Board of Trustees because the Company does not believe such a process is necessary. The Company expects that it will send any communication received for the trustees directly to them, unless the officers of the Company determine such communication to be inappropriate.

The Company encourages trustees to attend annual meetings of PC holders. All Trustees attended last year’s annual meeting of PC Holders.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP has been selected by the Board of Trustees, including all of the Trustees who are not interested persons of the Company, as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2013. The Trustees selected Deloitte & Touche LLP at a meeting held April 19, 2013. The ratification of the selection of the Independent Registered Public Accounting Firm for the 2013 fiscal year is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for Deloitte & Touche LLP unless contrary instructions are given. The selection of The Independent Registered Public Accounting Firm is being submitted for ratification at the Meeting as required by the Investment Company Act of 1940. Deloitte & Touche LLP has been the Company’s Independent Registered Public Accounting Firm since March 17, 2004 and has no direct or material indirect financial interest in the Company. It is not expected that a representative of Deloitte & Touche LLP will be present at the annual meeting of PC Holders.

Audit and Non-Audit Fees

The following table sets forth the aggregate audit and non-audit fees billed to the Fund for the fiscal years ended December 31, 2012 and 2011 for professional services rendered by the Fund’s Independent Registered Public Accounting Firm, Deloitte & Touche LLP.

	Year Ended December 31,
	2012	2011
Audit fees	$53,500	$52,500
Audit-related fees	23,750	17,850
Tax fees	5,500	5,300
All other fees	0	0

Total	$82,750	$76,650

Audit fees include fees billed for professional services associated with the annual audits and filings of the Fund’s Form N-1A, Form N-CSR and Form N-SAR. Audit related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit. The audit related fees shown above are principally related to the semi-annual review of the Fund’s financial statements. Tax fees represent fees billed for services rendered for tax compliance and tax advice by the Fund’s Independent Registered Public Accounting Firm. All other fees would be for services rendered other than those included in the audit, audit-related or tax categories. All services for 2012 and 2011 for which fees are included in the table above were pre-approved by the Audit Committee of the Fund.

Other Affiliate Services Required to be Pre-Approved

The Audit Committee of the Fund also is required to pre-approve services by the Fund’s auditor to certain affiliate entities defined by SEC rules, including the Fund’s Advisors and any entity controlling, controlled by or under common control with the Advisors to the extent such services are determined to have a direct impact on the operations or financial reporting of the Fund. The amount of all other fees billed for services provided to the Fund’s Advisors for such services was $0 in 2012 and $0 in 2011. No services required pre-approval by the Audit Committee of the Fund.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed for professional services for the Fund, the Fund’s Advisors and all affiliates as defined, totaled $0 in 2012 and $0 in 2011. The Audit Committee has considered the compatibility of the non-audit services that were not subject to pre-approval with the Independent Registered Public Accounting Firm’s independence.

Audit Committee Pre-Approval Policies

The Audit Committee of the Fund has adopted policies that require that each engagement of the Fund’s independent auditors to render audit or non-audit services to the Fund be pre-approved by the Fund’s Audit Committee, or if the committee shall determine to delegate such matter to one of its members, such member shall have the authority to pre-approve audit or non-audit services to the Company. The Fund’s Audit Committee, or if the committee shall determine to delegate such matter to one of its members, such member, also pre-approves all engagements by the independent auditors for engagements for non-audit services to the Advisors and any entity controlling, controlled by or under common control with the Advisors that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund. The foregoing pre-approval requirements will not apply to certain non-audit services, provided the same are limited in amount and other requirements are satisfied with respect thereto, in accordance with the applicable provisions of Rule 2-01 under SEC Regulation S-X.

ADDITIONAL INFORMATION

Officers

Officers of the Company are elected by the Trustees and serve at the pleasure of the Board. Information is set forth below as to officers of the Company who are not Trustees or nominees for election as Trustees:

Executive Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joseph S. Castellon 2 Mid America Plaza Suite 200 Oakbrook Terrace, IL 60181 Age 42	Treasurer Secretary	3 Years 2 Years

April 2011 to Present –

Vice President, BCS

Financial Corporation;

June 2009 to April 2011 –

Assistant Vice President, BCS

Financial Corporation;

2008 to November 2008 – Vice

President, Suburban Bank and

Trust Company

Donna M. Rogers Fund Chief Compliance Officer Foreside 10 High Street, Suite 302 Boston, MA 02110 Age 46	Chief Compliance Officer	(2)	December 2010 to Present – Managing Director, Foreside Compliance Services, LLC 2008 to December 2010 – Senior Vice President, State Street Bank

(1)	Term of office is one year
(2)	Less than one year

The Company does not compensate any of its officers for services rendered to the Company in their capacity as officers. Mr. Palka and Mr. Castellon are officers of BCSFSC, the administrator, and they receive compensation from BCS Financial Corporation. Ms. Rogers is employed by Foreside and receives compensation from Foreside.

Significant Owners

On April 30, 2013, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Government/REPO Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Class
Blue Cross and Blue Shield of Alabama	55,013,739.49	37.74%
450 Riverchase Pkwy East
Birmingham, AL 35298

Health Care Services Corporation	50,632,844.78	34.73%
300 East Randolph
Chicago, IL 60601

Regence Blue Cross and Blue Shield of	34,525,516.27	23.68%
Oregon
1800 Ninth Avenue MS 1025
Seattle, WA 98101

On April 30, 2013, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Money Market Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Class
Blue Cross and Blue Shield of Alabama	65,457,856.64	8.44%
450 Riverchase Pkwy East
Birmingham, AL 35298

Health Care Services Corporation	315,521,309.36	40.67%
300 East Randolph
Chicago, IL 60601

Blue Cross and Blue Shield of SC	72,245,904.54	9.31%
4101 Percival Road AX-A31
Columbia, SC 29223

Blue Cross and Blue Shield Assoc.	116,605,742.66	15.03%
225 N. Michigan Avenue
Chicago, IL 60601

Capital Blue Cross	44,162,814.19	5.69%
2500 Elmerton Avenue
Harrisburg, PA 17177

Blue Cross and Blue Shield of Kansas	60,000,000.00	7.73%
1133 SW Topeka Blvd
Kansas, MO 66629

On April 30, 2013, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Ultrashort Duration Government Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Class
Blue Cross and Blue Shield of Alabama	2,000,000.00	26.97%
450 Riverchase Pkwy East
Birmingham, AL 35298

Blue Cross and Blue Shield of SC	5,415,831.80	73.03%
4101 Percival Road AX-A31
Columbia, SC 29223

On April 30, 2013, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Ultrashort Duration Bond Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Class
BCS Financial Corporation	504,606.03	5.18%
225 N. Michigan Avenue
Chicago, IL 60601

Highmark	2,525,477.02	25.91%
120 Fifth Ave
Fifth Ave Place Ste. 954
Pittsburgh, PA, 15222

Blue Cross and Blue Shield of SC	4,523,223.26	46.50%
4101 Percival Road AX-A31
Columbia, SC 29223

Blue Cross and Blue Shield Assoc.	1,050,350.35	10.78%
225 N. Michigan Avenue
Chicago, IL 60601

Blue Cross and Blue Shield of Kansas	1,000,309.83	10.26%
1133 SW Topeka Blvd
Kansas, MO 66629

Investment Advisors

The investment advisor for the Government/REPO Portfolio and the Money Market Portfolio is BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, DE 19809. The investment advisor for the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio is Merganser Capital Management, Inc., 99 High Street, Boston, MA 02110.

PC Holder Proposals for Next Annual Meeting

Any PC holder proposal intended to be presented at the Annual Meeting of PC holders to be held in 2014 must be received by the Company at its principal office not later than January 10, 2014 in order for it to be included in the Company’s proxy materials relating to such Annual Meeting. In order for a PC holder to present a proposal at the 2014 Annual Meeting of PC holders, even if the proposal is not submitted by the deadline for inclusion in the Proxy Statement, notice must be given to the Secretary no later than March 26, 2014.

Other Matters

Management at present knows of no other business to be presented at the Meeting, or at any adjournment(s) thereof by or on behalf of the Company or its management. Should any other matter requiring a vote of PC holders arise, the persons named in the enclosed proxy will, unless authority to vote on other matters is withheld, vote for the recommendations of management with respect to such matters.

Dated: May 10, 2013

PC HOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR PCs VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

GOVERNMENT /REPO PORTFOLIO

MONEY MARKET PORTFOLIO

PLAN INVESTMENT FUND, INC.

2 Mid America Plaza

Suite 200

Oakbrook Terrace, Illinois 60181

Proxy Solicitation on behalf of the Board of Trustees for the Annual Meeting of

Participation Certificate holders

To be held on June 14, 2013

The undersigned Participation Certificate (“PC”) holder of the Government/REPO Portfolio and/or the Money Market Portfolio of Plan Investment Fund, Inc. (the “Portfolios”) does hereby appoint Joseph S. Castellon and Dale E. Palka, or any of them, as attorney and proxy of the undersigned, each with full power of substitution and resubstitution, to attend the Annual Meeting of Participation Certificate holders to be held on June 14, 2013 at 8:30 a.m. CDT at BCS Financial Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, IL 60181 and at all adjournments thereof, and there at to vote the PCs of the Portfolios held in the name of the undersigned on the record date for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc.

1.	Election of Ten Trustees

Instructions: To vote for individual nominees, place an “X” on the line next to each such nominee, up to a total of ten individual nominees. Unless the authority to vote for a nominee is withheld or unless otherwise specified, authority is deemed granted to vote for the election of such nominee.

Name of Management Nominee	Vote For	Withhold Authority To Vote
All of nominees listed below or individually:
Dorothy A. Coleman
David A. Cote
Emil D. Duda
Robert J. Kolodgy
Alan Krigstein
Gerard T. Mallen
Dale E. Palka
Vince P. Price
Joseph F. Reichard
Cynthia M. Vice

Name of additional nominees(s)	Vote For

2.	Selection of Independent Auditors

Ratify selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2013.

(Auditors)	FOR	ABSTAIN	AGAINST

3.	Other Business

Recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

(Other Business)	FOR	ABSTAIN	AGAINST

The PCs represented by this Proxy shall be voted as instructed, provided that if no instruction is given for a particular matter, this Proxy confers authority to vote:

(a)	For the election of the Nominating Committee’s slate of Trustees set forth in paragraph 1 above;

(b)	For Appointment of Independent Auditors set forth in paragraph 2 above;

(c)	For the recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

Dated: , 2013

(Signature) (Title)	(Print Name)

THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED TO THE COMPANY C/O BNY MELLON ASSET SERVICING US INVESTOR SERVICES, ATTN: ZAKIYA HILL, 760 MOORE ROAD, 19K-0102, KING OF PRUSSIA, PA 19406.

ULTRASHORT DURATION GOVERNMENT PORTFOLIO

ULTRASHORT DURATION BOND PORTFOLIO

PLAN INVESTMENT FUND, INC.

2 Mid America Plaza

Suite 200

Oakbrook Terrace, Illinois 60181

Proxy Solicitation on behalf of the Board of Trustees for the Annual Meeting of

Participation Certificate holders

To be held on June 14, 2013

The undersigned Participation Certificate (“PC”) holder of the Ultrashort Duration Government Portfolio and/or the Ultrashort Duration Bond Portfolio of Plan Investment Fund, Inc. (the “Portfolios”) does hereby appoint Joseph S. Castellon and Dale E. Palka, or any of them, as attorney and proxy of the undersigned, each with full power of substitution and resubstitution, to attend the Annual Meeting of Participation Certificate holders to be held on June 14, 2013 at 8:30 a.m. CDT at BCS Financial Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, IL 60181 and at all adjournments thereof, and there at to vote the PCs of the Portfolios held in the name of the undersigned on the record date for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc.

1.	Election of Ten Trustees

Instructions: To vote for individual nominees, place an “X” on the line next to each such nominee, up to a total of ten individual nominees. Unless the authority to vote for a nominee is withheld or unless otherwise specified, authority is deemed granted to vote for the election of such nominee.

Name of Management Nominee	Vote For	Withhold Authority To Vote
All of nominees listed below or individually:
Dorothy A. Coleman
David A. Cote
Emil D. Duda
Robert J. Kolodgy
Alan Krigstein
Gerard T. Mallen
Dale E. Palka
Vince P. Price
Joseph F. Reichard
Cynthia M. Vice

Name of additional nominees(s)	Vote For

2.	Selection of Independent Auditors

Ratify selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2013.

(Auditors)	FOR	ABSTAIN	AGAINST

3.	Other Business

Recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

(Other Business)	FOR	ABSTAIN	AGAINST

The PCs represented by this Proxy shall be voted as instructed, provided that if no instruction is given for a particular matter, this Proxy confers authority to vote:

(a)	For the election of the Nominating Committee’s slate of Trustees set forth in paragraph 1 above;

(b)	For Appointment of Independent Auditors set forth in paragraph 2 above;

(c)	For the recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

Dated: , 2013

(Signature) (Title)	(Print Name)

THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED TO THE COMPANY BY E-MAIL C/O BCS FINANCIAL SERVICES CORPORATION. PLEASE USE THE FOLLOWING E-MAIL ADDRESS: KLACY@BCSF.COM, WITH A COPY TO JCASTELLON@BCSF.COM